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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report(Date of Earliest Event Reported): March 23, 2001


                           RAVISENT TECHNOLOGIES INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                                000-26287
(State of Other Jurisdiction)                (Commission File Number)
                                               of Incorporation)


                                   23-2763854
                      (I.R.S. Employer Identification No.)


                            257 Great Valley Parkway
                                Malvern, PA 19355
          (Address of Principal Executive Offices, Including Zip Code)


                                 (800) 700-0362
              (Registrant's Telephone Number, Including Area Code)


                            205 Great Valley Parkway
                                Malvern, PA 19355
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


Effective as of March 23, 2001, and pursuant to an Asset Acquisition Agreement (The Agreement) dated as of March 21, 2001, RAVISENT Technologies Inc. and certain of its subsidiaries, Ravisent Technologies Internet Appliance Group, Inc., Ravisent I.P., Inc. and Ravisent Operating Company, Inc. sold certain assets related to our Internet appliance business to Phoenix Technologies Ltd. (Phoenix), a Delaware corporation, for approximately $18 million in cash consideration, of which $1.8 million is being held by a third party in escrow for 12 months for indemnification purposes. The assets sold include certain of the contracts, equipment, intangible assets, intellectual property, prepaid expenses, and other assets primarily related to the operation of the Internet appliance business. Under the agreement, Phoenix Technologies purchased, among other things, our e-Surfer embedded software Internet browser and related hardware designs for the Internet appliance market. In addition, in connection with this asset sale, 13 of our employees associated with our Internet appliance business accepted employment with Phoenix.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


------------------- ------------------------------------------------------------
Exhibit No.         Description
------------------- ------------------------------------------------------------
2.1*                Asset Acquisition Agreement dated as of March 21, 2001
                    among Phoenix Technologies Ltd. and RAVISENT Internet
                    Appliance Group, Ravisent I.P., Inc. and RAVISENT Operating
                    Company, Inc.
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------
99.1                Press Release of RAVISENT Technologies Inc., dated March 27,
                    2001 (filed herewith).
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------
99.2                Unaudited Pro Forma Consolidated Balance Sheet as of
                    December 31, 2000, giving effect to the disposition of the
                    Internet appliance business, and the Unaudited Pro Forma
                    Consolidated Statement of Operations for the year ended
                    December 31, 2000.
------------------- ------------------------------------------------------------
------------------- ------------------------------------------------------------
                    * The exhibits and schedules to the Asset Acquisition
                    Agreement have been omitted pursuant to Item 601(b)(2) of
                    Regulation S-K under the Securities Exchange Act of 1934, as amended.
------------------- ------------------------------------------------------------

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  April 9, 2001


                               RAVISENT Technologies Inc.

                               /s/ Thomas J. Fogarty

                               By:  Thomas J. Fogarty
                               Senior Vice President and Chief Financial Officer

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